Rule 497(e)
                                                        Registration No. 2-10841

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 1998

                               LEPERCQ-ISTEL FUND
                        (a series of Lepercq-Istel Trust)
                                  1675 Broadway
                            New York, New York 10019
                   Telephone: (800) 497-1411 or (212) 698-0749

                  Lepercq-Istel Trust (the "Trust") is a diversified, open-end management investment company (or mutual fund) organized into one series:
Lepercq-Istel Fund (the "Fund"). This Statement of Additional Information is intended to provide investors with additional information concerning the Fund. To avoid repetition of information, investors are referred to the Fund's Prospectus dated April 28, 1998. Additionally, the Prospectus and the Statement of Additional Information omit certain information contained in the Trust's Registration Statement, filed with the United States Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                  This Statement of Additional Information is intended to supplement the Fund's Prospectus and should be read in conjunction with the Prospectus which may be obtained without charge upon written request to the above address or by calling (800) 497-1411 or (212) 698-0749.

                                TABLE OF CONTENTS

General Information and History...............................................2
Investment Objectives and Policies............................................4
Investment Restrictions.......................................................5
Trustees and Officers of the Trust............................................8
Control Persons and Principal Shareholders...................................10
Management of the Trust......................................................11
The Investment Adviser.......................................................11
Distribution Plan............................................................12
Brokerage Commissions........................................................13
The Distributor..............................................................14
Investment Advisory and Distribution Agreements..............................14
Redemption of Shares ........................................................15
How Net Asset Value is Computed..............................................15
Performance Information......................................................16
Taxes........................................................................17
Independent Auditors.........................................................24
Financial Statements.........................................................24

                         GENERAL INFORMATION AND HISTORY


                  On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc., converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc., changed its name to Lepercq-Istel Trust and the shareholders of Istel Fund, Inc. exchanged their common stock for an equal number of shares of beneficial interest in the Fund. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

                 Shares of the Fund are redeemable at the net asset value thereof at the option of the shareholders or, in certain circumstances, at the option of the Fund. For information concerning the methods of redemptions and the rights of share ownership, consult the Prospectus.

                  The Board of Trustees may classify or reclassify any unissued shares of any series in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $1.00 par value, of the Fund. A share represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions with respect thereto. Additional information concerning the rights of share ownership is set forth in the Prospectus. The assets received by the Fund from the issue of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated and are charged with the expenses attributable to the Fund and with a share of the general expenses of the Trust and with expenses incurred directly or allocated to the Fund.

                  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder responsibility for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved for the conduct of his office. The Declaration of Trust provides for indemnification of the Trustees and Officers of the Trust except with respect to any matter to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Trust. Such person may not be indemnified against any liability to the Trust or the Fund shareholders to which he would otherwise be subject by reason of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of the Trustees and Officers, except that such liability insurance will not indemnify Trustees and Officers against actions adjudicated to have been the result of willful misfeasance, bad faith, gross negligence or reckless disregard of one's duties.

                  The Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the Trust's outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the Trust's outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 10% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

                  Shareholders  do  not  have   cumulative   voting  rights  and
therefore the holders of more than 50% of the outstanding shares of the Trust voting together for election of Trustees may elect all of the members of the Board of Trustees. In such event, the remaining shareholders cannot elect any members of the Board of Trustees. Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

                       INVESTMENT OBJECTIVES AND POLICIES

                  Investment Objectives: As described in the Fund's Prospectus, the investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund's investment objective will be achieved. Investment in the Fund does not constitute a complete investment program.

                  Investment Techniques:

                  Writing Covered Call Option Contracts. The Fund may, at times, write (sell) call options against securities held in its portfolio, a practice known as covered call options writing. Only call options which are listed on a national securities exchange will be written. The Fund may purchase call options of matching maturity and exercise price covering the same underlying security for the sole and specific purpose of canceling the obligation incurred through the previous writing of a covered call option. When it appears that a previously written covered call option is likely to be exercised, it may be considered appropriate to avoid liquidating its position, or the Fund may wish to extinguish the previously written call option so as to be free to sell the underlying security, to realize a profit on the previously written call option, or to write another call option. The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option. There is no assurance that the Fund will be able to purchase a call option in a closing transaction at any given time. Alternatively, the Fund may allow the call obligation to be extinguished by exercise or expiration.

                  Lending Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to broker-dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker", a part of the interest earned from the investment of collateral received for securities loaned.

                  The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions are subject to future modification.

                               PORTFOLIO TURNOVER

                  The frequency of changes in the Fund's investment portfolio during its fiscal year is known as its portfolio turnover rate. The Fund intends to purchase securities primarily for investment rather than with a view to trading for profits. It is the policy of the Trustees to allow only such portfolio turnover as is in the best interest of the shareholders. The Fund's annual rates of portfolio turnover for the years ended December 31, 1997, 1996, and 1995 were 71.20%, 54.13%, and 59.72%, respectively. The Fund's rate may vary and is not necessarily indicative of future rates. In particular, if a substantial number of the call options written by the Fund are exercised, its portfolio turnover rate may exceed historical levels. In general, the rate of turnover of portfolio securities is a ratio determined by dividing the lesser of the purchases or the sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during that year (excluding, in each case, short-term investments).


                             INVESTMENT RESTRICTIONS

                  The Trustees on behalf of the Fund have adopted investment restrictions as matters of fundamental policy. These restrictions cannot be altered without the authorization of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of the Fund means the vote, at a special meeting of the security holders of the Fund duly called (a) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

                  The following investment restrictions apply to the Fund:

          1. The Fund will not make loans nor will it underwrite securities, except that the Fund may lend portfolio securities provided that the value of such loaned securities does not exceed 33 1/3% of the value of the Fund's total assets.

         2. The Fund will not buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.

         3. The Fund will maintain a diversification of investments among industries. Consistent with this policy, the Fund does not intend to invest more than 25% of it assets in any one industry.

         4. With respect to 75% of the value of the Fund's assets, the Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund.

         5. The Fund will not issue senior securities.

         6. The Fund will not borrow money, except from banks for temporary or emergency purposes, in excess of 10% of the value of the Fund's total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.


                  The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees:

         1.       The Fund will not sell securities short.

         2. The Fund may, from time to time, invest up to 10% of its total assets in the shares of closed-end investment companies particularly if such shares are selling at less than net asset value, but it will invest rarely in the shares of other open-end investment companies. No investment by the Fund in an investment company will at the time it is made cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company.

         3. The Fund will not purchase securities for the purpose of exercising control or management of any issuer.

         4. The Fund will not make any investment which would cause, at the time of purchase, more than 5% of the value of its total assets to be invested in the securities of issuers which, including any predecessors, have records of less than 3 years continuous operation. The fundamental policies of the Fund do not restrict the acquisition of securities which might require registration under the Securities Act of 1933 prior to their disposition in a public offering. However, the Trustees have determined, as a matter of policy, that the Fund shall make no further investments in such restricted securities, and that no investment shall be made if it would cause more than 10% of its net assets to be invested in securities which are not readily marketable. Included in this category are illiquid assets including, but not limited to, repurchase agreements which mature in more than seven days and other securities including securities of foreign issuers for which a bona fide market does not exist. It is the Fund's policy to value such securities in good faith at fair value giving consideration, among other factors, to underlying assets, lack of marketability, past and prospective earnings and market prices of similar securities. The Trustees have also determined as a matter of policy that the Fund will not invest in interests in oil, gas or other mineral exploration or development programs. Furthermore, the Fund will not invest in puts, calls, straddles, spreads or any combinations thereof, except as otherwise set forth in the Fund's Prospectus. The Trustees have also determined, as a matter of policy that no covered call option will be written if, as a result, portfolio securities exceeding in value 25% of the Fund's net assets would be subject to covered call options.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their addresses, ages and their principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Trustee and Officer is 1675 Broadway, New York, New York 10019.



                                          Position(s) Held                            Principal Occupation(s)
          Name, Address, Age                      with Registrant                        During Past 5 Years
---------------------------------------   -------------------------------   --------------------------------
Stanley A. Deitch, 52                     Trustee                           Principal, CPI Associates, Inc.;
774 Dumont Place                                                            Member, American Institute of
No. Woodmere, NY  11581                                                     CPAs.

*Bruno Desforges, 72                      Trustee and Chairman              Managing Director, Lepercq, de
                                          of the Board                      Neuflize & Co. Incorporated;
                                                                            Director and Chairman of the
                                                                            Board, Lepercq, de Neuflize
                                                                            Securities Inc.

*Francois Letaconnoux, 47                 Trustee                           Director, President and Chief
                                                                            Executive Officer, Lepercq Inc.,
                                                                            Lepercq, de Neuflize & Co.
                                                                            Incorporated and Lepercq, de
                                                                            Neuflize Securities Inc.

Jean-Louis Milin, 52                      Trustee                           Managing Director, Banque de
3, Avenue Hoche                                                             Neuflize, Schlumberger, Mallet.
75008 Paris, France

Dr. Marvin Schiller, 64                   Trustee                           Director, Salant Corporation;
17319 St. James Court                                                       Director, Tutor Time Learning
Boca Raton, Florida  33496                                                  Systems Inc.; General Partner,
                                                                            Reprise Capital Corp.; Former
                                                                            Managing Director, A.T. Kearney,
                                                                            Inc.

Franz Skryanz, 60                         Trustee                           Financial Consultant; prior thereto,
30 East 81st Street                                                         Vice President, Sutton & Edwards;
New York, New York                                                          prior thereto, Treasurer and Chief
10028                                                                       Financial Officer, Schenkers
                                                                            International.

Marie-Monique Steckel, 58                 Trustee                           President, France Telecom North
210 West 90th Street, 11B                                                   America since 1979; Director,
New York, NY  10024                                                         Microcard Technologies Inc.;
                                                                            Director, GlobeCast North
                                                                            America Inc.; Director, C&P
                                                                            Press, Inc.



                                      - 8 -


Dennis Tarzian, 47                        Trustee                           President and Chief Executive
575 Highland Avenue                                                         Officer, New Century Education
Ridgwood, NJ  07450                                                         Corp.; Director and Chief
                                                                            Financial Officer, National
                                                                            Registered Agents, Inc.; prior
                                                                            thereto, Vice President and
                                                                            Chief Operating Officer,
                                                                            Paramount Communications
                                                                            Business, Technical, and
                                                                            Professional Group.

*Peter Hartnedy, 48                       Controller                        Senior Vice President, Treasurer
                                                                            and Secretary, Lepercq, de
                                                                            Neuflize & Co. Incorporated;
                                                                            Director, Vice President, Treasurer
                                                                            and Secretary, Lepercq, de
                                                                            Neuflize Securities Inc.; Treasurer
                                                                            and Secretary, Lepercq Inc.

*Stephen T. Murphy, 31                    Secretary and                     Vice President, Lepercq, de
                                          Treasurer                         Neuflize Securities since February
                                                                            1997; prior thereto Assistant Vice
                                                                            President, Merrill Lynch & Co.

*Tsering Ngudu, 42                        President                         Senior Vice President, Lepercq,
                                                                            de Neuflize & Co. Incorporated;
                                                                            Executive Vice President and
                                                                            Director, Lepercq, de Neuflize
                                                                            Securities Inc.

-----------------

*Deemed to be interested person (as defined by the 1940 Act, as amended) of the Trust.

                  The following table indicates the compensation received by each Trustee from the Trust for the 12-month period ended December 31, 1997.

                                                                                                          Total Compensation
                                   Aggregate              Pension or Retire-                              From
                                   Compensation           ment Benefits            Estimated Annual       Registrant and
                                   from                   Accrued As Part of       Benefits Upon          Fund Complex
Name of Person, Position           Registrant(1)          Fund Expenses            Retirement             Paid to Trustees (1)
------------------------           -------------          ----------------------   ---------------------  --------------------

Jean-Louis Milin, Trustee                1,500(2)                  -0-                      -0-                        1,500(1)

Dr. Marvin Schiller, Trustee                3,375                   -0-                     -0-                        3,375

Franz Skryanz, Trustee                      3,375                   -0-                     -0-                        3,375



--------------
(1)      Compensation does not include reimbursement for travel expenses.
(2)      Net amount = $1,050.

                  As of December 31, 1997 Trustees and Officers of the Fund, as a group, owned 39,761.043 shares of the Fund.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

                  As of January 30, 1998, the following shareholders owned, directly or indirectly, 5% or more of the outstanding shares of the Fund:



Name and Address
Percent of Fund Shares Outstanding

Morgan Stanley & Co., Inc.                           34.55%
Special Custody Account
for the Exclusive Benefit
of Customers
1 Pierrepont Plaza, Suite 10
Brooklyn, New York 11201-2776


Donaldson Lufkin & Jenrette                           7.91%
  Securities Corp.
1 Pershing Plaza
Jersey City, NJ 07399-0001


                  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act, as amended) of the Fund.

                             MANAGEMENT OF THE TRUST

                  The Trust is managed by its Officers and a Board of Trustees (listed above) who have available to them the services of Lepercq, de Neuflize & Co. Incorporated. For the years ended December 31, 1997, 1996, and 1995 those Trustees who are not "interested" Trustees received from the Trust an aggregate remuneration of $8,250, $7,680, and $13,800, respectively. The Trust compensates all Trustees except for Francois Letaconnoux and Bruno Desforges.

                  The Trust's regulation and registration under the 1940 Act, as amended, does not involve Federal supervision of management or investment practices.


                             THE INVESTMENT ADVISER

                  The firm of Lepercq, de Neuflize & Co. Incorporated (the "Investment Adviser") is the investment adviser to the Fund pursuant to the Investment Advisory Agreement (the "Agreement"). The Fund's Agreement, dated April 8, 1986 was adopted by the Trust's Board of Trustees on January 29, 1986 and approved by the Fund's shareholders on April 8, 1986. The continuance of the Investment Advisory Agreement was approved by the Trustees at a Board of Trustees' Meeting held on February 11, 1998.

                  Under the terms of the Agreement, the expenses incurred relating to the investment-advisory services performed by the Investment Adviser and the furnishing of office space, office services and equipment to the Fund and salaries of the Officers of the Trust, except as indicated below, are borne by the Investment Adviser, and the expenses relating to other services, including, but not limited to, fees and expenses of non-interested Trustees, fees and expenses of legal counsel and independent accountants, and the fees and expenses involved in the registering and maintaining registration of the Fund's shares under state securities laws are borne by the Fund. The costs (including applicable office space, facilities and equipment) of the services of a Principal Financial Officer of the Trust, or any of the personnel operating under his direction, may be borne by the Fund. Such costs include maintaining the financial accounts and books and records of the Fund, including the reviewing calculations of daily net asset value and reviewing tax returns.

                  Investment decisions for the Fund are made by the Investment Adviser. These investment-advisory decisions receive regular review by the Trustees.

                  In addition, the Investment Adviser acts as investment adviser to clients other than investment companies under discretionary and non-discretionary advisory contracts covering net assets as of December 31, 1997, totaling approximately $194 million. Investment decisions for the Fund are made independently from those for other clients which have different investment objectives than those of the Fund. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such investment clients. However, the position of a client's or the Fund's account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these investment clients is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Investment Adviser. The Investment Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell. As of March 31, 1998, Lepercq Inc. controlled the Investment Adviser, owning beneficially 100% of the voting stock of Lepercq, de Neuflize & Co. Incorporated.


                                DISTRIBUTION PLAN

                  On January 29, 1986, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Trust and who had no direct or indirect financial interest in the operations of a distribution plan, on behalf of the Fund, adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act, as amended. The Plan was approved by the Trust's shareholders on April 8, 1986 and its continuance was approved by the Trustees, including a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan, on February 11, 1998.

                  Pursuant to the Plan, Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Investment Adviser (the "Distributor"), will be entitled to reimbursement each month of up to an aggregate maximum of 0.75% per annum of the Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses. No Officer or Trustee has any substantial interest in the Plan, except to the extent the Distributor, which is a wholly owned subsidiary of the Investment Adviser, will be reimbursed for expenses it might otherwise have been required to pay pursuant to its Distribution Agreement with the Fund. The Fund incurred $15,183, $9,732, and $3,058 pursuant to the Plan for the year ended December 31, 1997, 1996, and 1995, respectively. The expenses of distribution in excess of 0.75% per annum will be borne by the Distributor and will not be eligible for any reimbursement or payment by the Fund under the provisions of the Plan.

                  The Fund's Plan may be continued from year to year if approved at least annually by the Board of Trustees (including the affirmative vote of a majority of the Trustees who have no direct or indirect interest in the Plan or any related agreement and are not interested persons of any such party) by votes cast in person at a meeting called for such purpose. The Plan may be terminated at any time as to the Trust by vote of a majority of the disinterested Trustees or with respect to the Plan, by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan may be terminated at any time on 60 days written notice by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan will terminate automatically in the event of its assignment.

                  The Plan may not be amended to increase materially the amount to be spent by the Fund under the Plan without the approval of the shareholders of the Fund, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and the Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, the Investment Adviser will report in writing to the Board of Trustees quarterly the amounts and purposes of all payments made pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not interested persons of the Trust must be committed to the discretion of the Trustees who have no direct or indirect interest in the Plan or any related agreement.


                              BROKERAGE COMMISSIONS

                  For the years ended December 31, 1997, 1996, and 1995, the Fund paid $50,284, $52,508, and $48,481, respectively, in brokerage commissions on the purchase and sale of its portfolio securities. Of the $50,284 of brokerage commissions paid by the Fund in 1997, $15,950 (31.7%) was paid to Lepercq, de Neuflize Securities Inc., of which $1,279 was paid to other brokers or dealers by Lepercq, de Neuflize Securities Inc. Lepercq, de Neuflize
Securities Inc., a wholly owned subsidiary of the Adviser, conducts broker/dealer operations and holds a seat on the New York Stock Exchange, Inc.

                  The Fund does not use a fixed formula in the allocation of brokerage business but will allocate such business on a transaction-by-transaction basis. In 1997, 1996, and 1995, the Fund allocated 68.3%, 54.1% and 61.6%, respectively, of its brokerage business to non-affiliated brokers who supplied the Fund or its Investment Adviser with research. The Fund does not now, nor does it in the future, intend to allocate its brokerage business if as a result thereof the Fund does not obtain the best prices and executions. Brokerage transactions are allocated to brokers whom the Investment Adviser believes will supply research or statistical services in accordance with the Fund's policy of obtaining the best prices and executions. Research and/or statistical services include, but are not limited to, stock analyses, research reports, newsletters and updates. To the extent that the research and/or statistical services supplied by brokers, services which cannot be valued, were available to aid the Investment Adviser in fulfilling its obligations under its advisory contract with the Fund, or to its other clients, the receipt of such services by the Investment Adviser tended to reduce its expenses. When commissions paid reflect research or statistical services furnished in addition to execution, the Investment Adviser stands ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Lepercq, de Neuflize Securities Inc. offers to effect transactions for the Fund at commission rates at least as low as it offers to effect comparable transactions for any of its other customers. Whenever Lepercq, de Neuflize Securities Inc. effects a transaction on the New York Stock Exchange, Inc. for the Fund, it will transmit the order to an unaffiliated broker for execution on the floor of the Exchange and pay such broker a negotiated portion of the commission for rendering such service.

                  Lepercq, de Neuflize Securities Inc. will not encourage or solicit brokerage business in return for brokerage transactions executed by other brokers on behalf of the Fund.

However, Lepercq, de Neuflize & Co. Incorporated and Lepercq, de Neuflize Securities Inc. have in the past executed, and Lepercq, de Neuflize Securities Inc. intends in the future to execute, brokerage transactions from such other brokers in the normal course of business.

                  In connection with over-the-counter transactions, the Fund will attempt to deal directly with the principal market-maker except in those circumstances where the Fund believes better prices and executions are available elsewhere.


                                 THE DISTRIBUTOR

                  Lepercq, de Neuflize Securities Inc. (the "Distributor"), 1675 Broadway, New York, New York 10019, a wholly owned subsidiary of Lepercq, de Neuflize & Co. Incorporated, is the distributor and underwriter of the shares of the Fund, pursuant to a Distribution Agreement dated April 9, 1986, and adopted by the shareholders on April 8, 1986. The continuation of the Agreement was approved by the Trustees on February 11, 1998. The Distributor offers shares of the Fund at the net asset value per share, computed once daily at the close of trading on the New York Stock Exchange, Inc.

                  The Distributor will be entitled to reimbursement each month under the terms of the Plan set forth above. If purchases of the Fund's shares are made directly from the Distributor, without the intervention of another broker or dealer, the shares may be purchased at the net asset value per share of the Fund next determined after receipt of an order to purchase such shares. However, if the Fund's shares are purchased through a broker or a dealer, a service charge may be incurred for services rendered to the purchaser by the broker or dealer.

                  Lepercq, de Neuflize Securities, Inc., is controlled by its sole parent, Lepercq, de Neuflize & Co. Incorporated. The Officers and directors of Lepercq, de Neuflize Securities Inc. include Bruno Desforges, Chairman of the Board and Director; Francois Letaconnoux, President and Director; Peter Hartnedy, Vice President, Treasurer, Secretary and Director; and Tsering Ngudu, Executive Vice President and Director. Some of the Officers of the Distributor are also Officers of the Trust.


                 INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS

                  The Investment Advisory and Distribution Agreements each may be terminated by either party on 60 days' notice without penalty. Each contract remains in effect from year to year provided its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties thereto or interested persons (as such term is defined in the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund.

                  The Investment Advisory and Distribution Agreements terminate automatically if assigned and can be amended only by a vote of a majority of the outstanding voting securities of the Fund.


                              REDEMPTION OF SHARES

                  The Fund's obligation to redeem shares may be suspended and the date of payment postponed for more than seven days during any period when
(1) trading on the New York Stock Exchange, Inc., other than weekends or holidays, is suspended or restricted; (2) an emergency exists, as determined by the Securities and Exchange Commission; or (3) the Securities and Exchange Commission has by order permitted such suspension.


                         HOW NET ASSET VALUE IS COMPUTED

                  The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange, Inc. (the "Exchange") on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale or close price, or if no sale or close, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

                  Premiums received by the Fund for investing in options are included in the Fund's assets, and an equal amount is recorded as a liability. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time as of which the net asset value per share of the Fund is computed, or, in the absence of such sale, at the latest asked quotation. If the option's current market value is less than the premium received, the difference will be unrealized appreciation and, conversely, if the option's current market value exceeds the premium received, the excess will be unrealized depreciation. Upon expiration of the option or the purchase of an identical option in a closing transaction, the liability will be extinguished and the Fund will realize a gain (or a loss if the purchase price of the closing option plus transaction costs exceeds the premium received for writing the covered-call option.) Alternatively, upon exercise of the option, the liability will be extinguished and the Fund will realize a gain or loss from the sale of the underlying securities, with the proceeds of the sale being increased by the premium received for writing the option.


                             PERFORMANCE INFORMATION

                  For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. Under the rules of the Securities and Exchange Commission (the "SEC"), funds advertising performance must include return quotes calculated according to the following formula:

                                        n
                                  P(1+T)  = ERV
               Where: P = a hypothetical initial payment of $1,000
                       T = average annual total return n =
                          number of years (1, 5 or 10)
             ERV = ending redeemable value of a hypothetical $1,000
             payment made at the beginning of the 1-, 5- or 10-year
                     periods (or fractional portion thereof)

Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration date during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the 1-, 5-, or 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

                  The Fund may also from time to time include in such advertising a total-return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing total return of the Fund with data published by independent services, or with the performance of certain stock or other relevant indices, the Fund calculates its total return for the specified periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend of other distribution at net asset value on the reinvestment date. Percentage changes are determined by subtracting the initial value of the investment from the ending value and by dividing the difference by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                  The total return of the Fund for the one year period ending December 31, 1997, was as follows:

                  1) Ending redeemable value of initial $1,000 investment calculated pursuant to the above formula is $1,089.50 which equates to an average annual total return of 8.95%.

                  2)       Value  of  an  initial   investment   of  $10,000  is
                           $10,895.00 pursuant to the alternative computation, which equates to 8.95%.

                  The average annual total return for the Fund for the 5 year and 10 year periods ended December 31, 1997 was 13.52% and 11.01%, respectively.


                                      TAXES

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

                  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

                  Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

                  In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                  Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security rather than by the issuer of the option.

                  If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


FUND DISTRIBUTIONS

                  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

                  The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

                  Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                  Ordinary  income  dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code

Section 246(c)(3) and (4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2)  by  application  of  Code  Section  246(b)  which  in  general  limits  the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

                  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


SALE OR REDEMPTION OF SHARES

                  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long- term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

                  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

                  In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                              INDEPENDENT AUDITORS

                  KPMG  Peat  Marwick  LLP,   Milwaukee,   Wisconsin,   acts  as
independent auditors for the Trust.

                              FINANCIAL STATEMENTS

                  The Financial Statements for the Fund are incorporated herein by reference from the Fund's Audited Annual Report, dated December 31, 1997. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.